UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 29, 2014

Radioio, Inc.
(Exact name of registrant as specified in charter)

Nevada	000-27574	59-3350778
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Park Avenue South, 4th Floor, New York, NY	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 486-3364

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

 On April 29, 2014, Radioio, Inc. (the “Company”) entered into an Asset Purchase Agreement with Crowdstream, Inc. (“Crowdstream”), pursuant to which the Company acquired certain assets used in Crowdstream’s mobile application business in exchange for aggregate cash payments of $50,000 and 86,456 shares of the Company’s common stock, which had a market value of $60,000 based on the average closing price of the Company’s common stock on the OTC Bulletin Board on the five trading days preceding the date of the Asset Purchase Agreement.  The assets acquired by the Company include Crowdstream’s mobile applications that allow attendees at live music and other entertainment events to interact with other attendees and with performers, as well as the rights to the name “Crowdstream” and other social media assets.  A copy of the Asset Purchase Agreement is filed herewith as Exhibit 2.1.

On May 1, 2014, Radioio Live, LLC (“Radioio Live”), a wholly-owned subsidiary of the Company, entered into a programming agreement with The Bubba Radio Network, Inc., the operating company of Bubba the Love Sponge Clem, who hosts the syndicated radio talk show, “The Bubba the Love Sponge Show.”  During the term of the agreement, Radioio Live has the exclusive right to distribute archived and newly produced Internet-only content of the Bubba Radio Network over the Internet and the non-exclusive right to broadcast live The Bubba the Love Sponge Show, which is syndicated on terrestrial radio (collectively, the “Programming”).  Subject to certain parameters set forth in the programming agreement, Bubba Radio Network has the sole right to control and determine the content of the Programming, and will provide all personnel, facilities, equipment, tools and supplies necessary to produce the Programming.  In addition, Radioio Live has the worldwide, royalty-free right to transmit the Programming on a live or delayed basis or though on-demand or download services, on an unlimited basis.  Radioio Live also has the right to edit, create and broadcast derivative works of the Programming, such as “best of” shows.  Radioio Live will pay periodic fees to the Bubba Radio Network based on subscription and advertising revenue received by Radioio Live relating to the Programming, subject to an annual minimum.  The term of the programming agreement will terminate on December 31, 2016, and provides that the Bubba Radio Network will negotiate exclusively and in good faith with Radioio Live regarding the renewal of the agreement for a sixty (60) day period beginning on the date that is two hundred ten (210) days prior to the last day of the term.  A copy of the programming agreement is filed herewith as Exhibit 10.1.

Section 2 – Financial Information

Item 2.01    Completion of Acquisition or Disposition of Assets

     On April 29, 2014, the Company entered into an Asset Purchase Agreement with Crowdstream, pursuant to which the Company acquired certain assets used in Crowdstream’s mobile application business.  This transaction is described in more detail under Item 1.01 above.

Section 8 – Other Events

Item 8.01    Other Events

 On April 30, 2014, the Company issued a press release announcing the acquisition of Crowdstream’s mobile application business.  A copy of the press release is filed herewith as Exhibit 99.1.

 On May 2, 2014, the Company issued a press release announcing Radioio Live’s entry into the programming agreement with Bubba Radio Network.  A copy of the press release is filed herewith as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

     (d)  Exhibits

Exhibit No.	Description
2.1
Asset Purchase Agreement between Radioio, Inc. and Crowdstream, Inc. dated April 29, 2014.  Upon the request of the Securities and Exchange Commission, the Company agrees to furnish copies of each of the following schedules and exhibits: Schedule 1.1(a) - Software programs and code of every kind and nature, including, without limitation, operating systems and application programs; Schedule 1.1(b) - Foreign and domestic trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, Internet domain names, logos, symbols, trade dress, assumed names, fictitious names, trade names, and other indicia of origin, all applications and registrations for all of the foregoing; Schedule 1.1(d) - Contracts, agreements, and licenses; Schedule 1.1(e) - Facebook, Twitter and other social media accounts; Schedule 1.4 – List of Excluded Assets; Schedule 3.2 - Exceptions to No Other Outstanding Equity Securities; Schedule 3.8 - Exceptions to Intellectual Property; Schedule 3.10 - Exceptions to Payment of Taxes; Exhibit A - Form of Independent Contractor Agreement.

10.1	Programming Agreement between Radioio Live, LLC and The Bubba Radio Network, Inc. dated May 1, 2014.*

99.1	Press release re: RadioIO Acquires CrowdStream to Bolster Artists’ Ability to Monetize with RadioIO.

99.2	Press release re: RadioIO Inks Deal to Keep Bubba the Love Sponge on its Roster of Internet Offerings.

 * Information has been omitted from this exhibit and is subject to a request for confidential treatment.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIOIO, INC.

May 5, 2014	By:	/s/ Zachary McAdoo
Zachary McAdoo
Chairman, President, Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1
Asset Purchase Agreement between Radioio, Inc. and Crowdstream, Inc. dated April 29, 2014.  Upon the request of the Securities and Exchange Commission, the Company agrees to furnish copies of each of the following schedules and exhibits: Schedule 1.1(a) - Software programs and code of every kind and nature, including, without limitation, operating systems and application programs; Schedule 1.1(b) - Foreign and domestic trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, Internet domain names, logos, symbols, trade dress, assumed names, fictitious names, trade names, and other indicia of origin, all applications and registrations for all of the foregoing; Schedule 1.1(d) - Contracts, agreements, and licenses; Schedule 1.1(e) - Facebook, Twitter and other social media accounts; Schedule 1.4 – List of Excluded Assets; Schedule 3.2 - Exceptions to No Other Outstanding Equity Securities; Schedule 3.8 - Exceptions to Intellectual Property; Schedule 3.10 - Exceptions to Payment of Taxes; Exhibit A - Form of Independent Contractor Agreement.

10.1	Programming Agreement between Radioio Live, LLC and The Bubba Radio Network, Inc. dated May 1, 2014.*

99.1	Press release re: RadioIO Acquires CrowdStream to Bolster Artists’ Ability to Monetize with RadioIO.

99.2	Press release re: RadioIO Inks Deal to Keep Bubba the Love Sponge on its Roster of Internet Offerings.

 * Information has been omitted from this exhibit and is subject to a request for confidential treatment.